Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

NOTE 17: SUBSEQUENT EVENTS

In March 2019, the Board of Directors authorized a unit repurchase program for up to $10,000 of the Company’s common units over a one-year period. Common unit repurchases will be made from time to time for cash in open market transactions at prevailing market prices or in privately negotiated transactions. The timing and amount of repurchases under the program will be determined by Company’s management based upon market conditions and other factors. Repurchases may be made pursuant to a program adopted under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The program does not require any minimum repurchase or any specific number of units of common equity and may be suspended or reinstated at any time in the Company’s discretion and without notice. The Board of Directors will review the program periodically.

In February 2019, the Company announced the exercise of an option to acquire a 2011-built 10,000 TEU containership from an unrelated third party for a purchase price of $52,500. The acquisition of the containership will be financed with a: (i) loan of up to $31,800 from a commercial bank; (ii) $5,000 credit by the seller for a period until January 2020; and (iii) cash on balance sheet. The containership is expected to be delivered to the Company’s owned fleet in the first half of 2019.

In January 2019, the Company announced the exercise of an option to acquire a 2011-built 10,000 TEU containership from an unrelated third party for a purchase price of $52,500. The acquisition of the containership will be financed with a: (i) loan of up to $31,800 from a commercial bank; (ii) $15,000 credit by the seller for a period until December 31, 2019; and (iii) cash on balance sheet. The containership is expected to be delivered to the Company’s owned fleet in the first half of 2019.